UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 22, 2004

ACT Teleconferencing, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-27560	84-1132665
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1526 Cole Boulevard, Suite 300, Golden, Colorado	80401
(Address of principal executive offices)	Zip Code

(303) 233-3500
(Registrant’s telephone number)

Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 5.02. Departure of Directors or Principal Officers; Election of Officers; Appointment of Principal Officers

On August 22, 2004, Terry Matlack and Keith Bares resigned as directors from ACT Teleconferencing’s Board to make room for two new Directors.  Malcolm M. Aslin & Lew Jaffe have been appointed to the Board as their replacements.  Their appointments are effective immediately.

Item 9.01 Financial Statements and Exhibits

The Exhibit index on page 4 of this Form 8-K lists the exhibits that are hereby filed or incorporated by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACT Teleconferencing, Inc.
(Registrant)

Date: August 27, 2004	By:	/s/Gene Warren
Gene Warren
Chief Executive Officer

Exhibit Index

(all Exhibits are filed electronically)

Exhibit 99.1	Press Release